Exhibit 99.1

NON-EXCLUSIVE AIRCRAFT SUBLEASE AGREEMENT

This Non-Exclusive Aircraft Sublease Agreement (the “Lease”) is made, effective as of June 11, 2008, by and between M&JK Dream, LLC (“Lessor”) and DreamWorks Animation SKG, Inc. (“Lessee”).

WITNESSETH:

WHEREAS, Lessor is the lessee of a Boeing 737-7BC (Boeing Business Jet) aircraft, serial no. 30782, registered with the Federal Aviation Administration as N800KS, including its engines, accessories, components and parts (collectively, the “Aircraft”); and

WHEREAS, Lessee desires to sublease the Aircraft from Lessor, and Lessor desires to sublease the Aircraft to Lessee, on a non-exclusive “dry lease” basis in accordance with the terms and conditions as set forth herein.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein, and for good and valuable consideration, the parties hereby agree as follows:

ARTICLE ONE

LEASE OF AIRCRAFT

1.1 Lessor agrees to lease to Lessee the Aircraft without crew on a non-exclusive basis, subject to the availability of the Aircraft when Lessee desires to operate same and at the price and terms and conditions herein contained.

1.2 Lessor agrees to lease the Aircraft to Lessee in an airworthy, fully maintained condition.

ARTICLE TWO

TERM

2.1 This Lease shall commence when executed by both parties and shall automatically be renewed from year to year thereafter under the same terms and conditions set forth herein, unless and until terminated by either party upon ten (10) days written notice, or as otherwise set forth in Articles 8 and 19 below (the “Term”).

2.2 Within thirty (30) days after the date of termination of this Lease, the parties shall make a full accounting and settle all accounts between them.

2.3 The obligations under Sections 2.2, 17.1, and 20.5 of this Lease shall survive termination of this Lease and shall remain in effect until all obligations have been met by the parties hereunder.

ARTICLE THREE

PAYMENT

3.1 Lessee shall pay Lessor as set forth in Schedule 1. The charges specified in this Article may be adjusted periodically by the written mutual consent of both parties. Lessor shall provide Lessee with monthly invoices for Lessee’s use of the Aircraft. Payment is due within thirty (30) days of Lessee’s receipt of any such invoice and any supporting documentation requested by Lessee.

ARTICLE FOUR

AIRCRAFT SCHEDULING

4.1 During the Term, Lessor agrees to make the Aircraft available for sublease to Lessee under this Lease at Lessee’s request, subject only to its availability and Lessor’s standard scheduling procedures.

ARTICLE FIVE

OPERATIONAL CONTROL AND PILOTS

5.1 Lessee shall have operational control as well as possession, command and control of the Aircraft at all times when Lessee is using the Aircraft under this Lease. As used herein, “operational control” means the exercise of authority over initiating, conducting or terminating each flight. Lessee shall be responsible for providing pilots for Lessee’s flights; in carrying out their duties and responsibilities as pilots of Lessee’s flights, including pre-flight and post-flight duties, all such pilots shall act as Lessee’s direct employees or agents, as the case may be. Such pilots shall meet all applicable Federal Aviation Administration (“FAA”) and insurance requirements.

ARTICLE SIX

OPERATING EXPENSES

6.1 Lessee shall be responsible for all flight -specific direct operating expenses incurred in connection with its use of the Aircraft, including, but not limited to, all assessments, fines, penalties, levies, attachments, or any other governmental charges on or arising solely out of Lessee’s use or operation of the Aircraft and the cost of hiring a qualified flight crew and all related expenses. In addition, Lessee shall pay all flight specific landing fees, ramp fees, hangar rental and related expenses away from the Permanent Hangar Location specified in Article 15.

ARTICLE SEVEN

REPAIRS AND MAINTENANCE

7.1 Lessor shall be responsible for securing all maintenance, preventive maintenance, and required or otherwise necessary inspections of the Aircraft, wherever required or performed, all of which shall meet all applicable laws and regulations to assure the continued airworthiness of the Aircraft. No period of maintenance, preventive maintenance, or inspection shall be delayed or postponed for the purpose of scheduling use of the Aircraft, unless said maintenance or inspection can be safely conducted at a later time in compliance with all applicable laws and regulations. Should the Aircraft require unscheduled or “on-condition” maintenance while in the possession of Lessee under this Lease, Lessee shall so notify Lessor which shall arrange for the performance of such maintenance.

7.2 Lessor will maintain all logs, books, and records pertaining to the Aircraft and its maintenance. Copies of logs, books and records to the extent specifically related to Lessee’s flights, including all maintenance records pertinent to a determination of the Aircraft’s airworthiness at any time, shall be provided to Lessee or its designated representative upon Lessee’s request.

ARTICLE EIGHT

INSURANCE

8.1 Prior to the commencement of this Lease, Lessor shall arrange for insurance with coverages of the types, in the amounts, and including the special provisions set forth below:

(a)	Aircraft liability insurance, including standard war risk and allied perils, with respect to the Aircraft insuring against liability for bodily injury to or death of persons, including passengers, and damage to or loss of property, in an amount not less than Five Hundred Million United States Dollars (US$500,000,000.00) combined single limit per occurrence. Such insurance shall contain a severability of interests clause providing that the insurance shall operate in all respects as if a separate policy had been issued covering each party insured, except with respect to the limit of liability.

(b)	All-risks physical damage (hull) insurance, including war risk and allied perils, with respect to the Aircraft insuring against loss, theft or damage to the Aircraft and any engines or parts while temporarily removed from the Aircraft, in an amount not less than the full replacement value of the Aircraft.

(c)	All insurance required by this Section 8.1 shall:

(1)	be maintained in full force and effect throughout the Term;

(2)	be provided by insurance carriers reasonably acceptable to Lessee;

(3)	include a provision that such insurance shall cover the operation of the Aircraft for all uses of the Aircraft, including Federal Aviation Regulations (FAR) Part 91 use by Lessee;

(4)	name (i) Lessee, and (ii) Lessee’s officers, directors, employees and affiliates as additional insureds;

(5)	cover a worldwide geographical territory;

(6)	provide that not fewer than thirty (30) days advance written notice shall be given to Lessee of cancellation or material change, lapse of coverage or non-renewal of the policy; and

(7)	be primary without any right of contribution from insurance which may be maintained by Lessee.

8.2 Lessor shall cause the insurance underwriter or broker to provide Lessee with a Certificate of Insurance including a waiver of subrogation in favor of all additional insureds in Section 8.1(c)(4) evidencing the coverages, limits of liability and special provisions required by Section 8.1 above. Upon each renewal of the policy, Lessor shall cause the insurance underwriter or broker to provide Lessee with a Certificate of Insurance evidencing the coverages, limits of liability and special provisions required by Section 8.1 above.

8.3 Lessor shall be responsible for the insurance policy premiums for the insurance required under Section 8.1 and shall make payments thereof promptly upon notice from Lessee, or the broker or insurance underwriter.

8.4 In the event that, in the opinion of Lessor, the Aircraft is lost, stolen, damaged beyond repair, confiscated, seized or its use appropriated by any government or instrumentality thereof, this Lease shall terminate and the proceeds of the insurance policy or policies shall be payable to Lessor.

ARTICLE NINE

TITLE

9.1 Lessor has a leasehold interest in the Aircraft and has full right, power and authority to sublease the Aircraft to Lessee in accordance with the terms of this Lease. It is expressly understood and agreed that this is a contract of leasing, and that Lessee acquires no ownership, title, property rights or interests in or to the Aircraft (as defined herein) pursuant to this Lease.

9.2 Lessee shall not directly or indirectly create, incur, assume or suffer to exist any lien on or with respect to the Aircraft. Lessee will promptly, at Lessee’s expense, take such action or any part thereof as may be necessary to discharge any such lien.

ARTICLE TEN

LEGAL USE

10.1 Neither party shall maintain, use, operate or store the Aircraft in violation of any law or any rule, regulation or order of any government or governmental authority having jurisdiction (domestic or foreign), or in violation of any airworthiness certificate, license or registration relating to the Aircraft or its use, or in violation or breach of any representation or warranty made with respect to the insurance on the Aircraft or any term or condition of such insurance policy.

10.2 Lessee may use the Aircraft only for and on account of its own business and will not use the Aircraft for the purposes of providing transportation of passengers or cargo for compensation or hire; provided, that Lessee may receive reimbursement from a third party to the extent such reimbursement is authorized under and consistent with the provisions of FAR 91.501.

10.3 The Aircraft will not be operated or located in (i) any area excluded from coverage by the terms of any applicable insurance pursuant to the terms of this Lease or (ii) any recognized or threatened area of hostilities, unless fully covered to Lessor’s satisfaction by war risk insurance or where the government of the United States of America has assumed liability for (a) any damage, loss, destruction or failure to return possession of the Aircraft and (b) injury to persons or damage to property of others.

10.4 The Aircraft will, whenever used by Lessee during the Term, be operated by duly qualified pilots employed, paid or contracted for by Lessee, whose FAA airman certificates are in good standing and who meet the requirements established and specified by the insurance policies required hereunder, and by the FAA.

ARTICLE ELEVEN

INSPECTION BY LESSOR

11.1 Lessee agrees to permit Lessor or any authorized agent of Lessor to inspect the Aircraft at any reasonable time and to furnish any information in respect to the Aircraft and Lessee’s use that Lessor may reasonably request.

ARTICLE TWELVE

PAYMENT OF TAXES

12.1 Lessor shall pay or cause to be paid all taxes incurred by reason of its leasehold or its use, as the case may be, of the Aircraft during the Term.

12.2 Lessee shall pay all government-imposed taxes and airport-imposed fees and charges directly associated with Lessee’s use of the Aircraft, including excise taxes, landing fees, overflight charges, customs inspection fees, and any other similar charges or fees which may be assessed against a specific flight by the Lessee and which would not have arisen but for Lessee’s operation of the Aircraft.

ARTICLE THIRTEEN

ASSIGNMENT

13.1 Neither this Agreement nor any party’s interest herein shall be assignable to any other party, except that Lessor may assign to an entity that is wholly owned or controlled by Lessor. Subject to the foregoing, this Lease inures to the benefit of, and is binding on, the heirs, legal representatives, successors, and assigns of the parties. Lessee shall not at any time sublease the Aircraft.

ARTICLE FOURTEEN

ACCIDENT AND/OR INCIDENT

14.1 Lessee shall immediately notify Lessor of any accident or incident involving the Aircraft, which notification shall specify the time, place, and nature of the accident or incident, any damage to the Aircraft or other property, the names and addresses of parties involved, persons injured, witnesses, owners of properties damaged, and such other information as may be known. Lessee shall advise Lessor of all correspondence, papers, notices, and documents whatsoever received by Lessee in connection with any claim or demand involving or relating to the Aircraft or its operation, and shall aid in any investigation instituted by Lessor and in the recovery of damages from third persons liable therefor.

ARTICLE FIFTEEN

PERMANENT HANGAR LOCATION

15.1 The Aircraft shall be permanently based in Van Nuys, California (the “Permanent Hangar Location”), at Lessor’s expense. Lessor may, upon at least ten (10) days prior written notice to Lessee, change the Permanent Hangar Location to such other location specified in such notice.

ARTICLE SIXTEEN

RETURN OF AIRCRAFT TO LESSOR

16.1 Following each Lessee trip, and upon the expiration of the Term, or upon this Lease’s termination by default, Lessee shall at its expense return the Aircraft to Lessor at the Permanent Hangar Location or other location mutually agreed by the parties in the same condition as when most recently delivered to Lessee hereunder, normal wear and tear and any item covered by insurance excepted beyond the amount of the deductible.

ARTICLE SEVENTEEN

INDEMNIFICATION

17.1 Each party hereto agrees to indemnify and hold harmless the other against all losses, including costs, attorneys fees and expenses, by reason of claims for injury to or death of persons or loss of or damage to property arising out of or in any manner connected with the performance of such party’s responsibilities under this Lease or the use, operation or maintenance of the Aircraft by such party, or any breach by such party of any covenant or warranty made herein. Lessor and Lessee agree, however, to waive any claims or losses connected with the use, operation or maintenance of the Aircraft against each other to the extent that such claims or losses are covered by insurance. Lessee and Lessor agree that in the event either party shall be liable to the other for any reason relating to this Lease, that under no circumstances shall the damaged party be entitled to any special, punitive or consequential damages, including but not limited to damages for lost profits.

ARTICLE EIGHTEEN

DEFAULT

18.1 A party shall be in default hereunder if at any time during the Term, such party:

(a)	is adjudicated bankrupt or insolvent; or

(b)	files a voluntary petition in bankruptcy or for reorganization; or

(c)	makes a general assignment for the benefit of creditors; or

(d)	suffers a receivership to be appointed for its assets; or

(e)	does not perform any or all of the requirements on its part to be performed under this Lease or is in breach of all or any of the covenants herein contained and fails, within thirty (30) days after receipt of notice from the other party, to cure such nonperformance or breach.

ARTICLE NINETEEN

REMEDIES FOR DEFAULT

19.1 If any of the events set forth in Article 18 should occur, the non-defaulting party shall at its sole discretion have any one or more of the following remedies:

(a)	It may sue to collect any and all sums which may be due it hereunder together with any and all damages which may accrue by reason of the other party’s breach of this Lease.

(b)	It may by notice in writing terminate this Lease, whereupon all rights of Lessee to the use of the Aircraft or any part thereof shall absolutely cease and terminate but each party shall otherwise remain liable as herein provided; and thereupon Lessee, if so requested by Lessor, shall at its expense promptly return the Aircraft as required by Article 16 hereof, or Lessor, at its option, may enter upon the premises where the Aircraft is located and take immediate possession of and remove the same. Lessee specifically authorizes Lessor’s entry upon any premises where the Aircraft may be located for the purpose of, and waives any cause of action it may have arising from a peaceful retaking of the Aircraft. Lessee shall, without further demand, forthwith pay to Lessor all accrued and unpaid amounts due hereunder.

(c)	It may perform or cause to be performed any obligation, covenant or agreement of the defaulting party hereunder. The defaulting party agrees to pay all costs and expenses incurred by the non-defaulting party for such performance and acknowledges that such performance by the non-defaulting party shall not be deemed to cure said event of default.

(d)	It may exercise any other rights or remedies which may be available under the provisions of this Lease, under any of the laws of the United States or under any of the laws of any of the states of the United States.

ARTICLE TWENTY

MISCELLANEOUS

20.1 EXCEPT AS OTHERWISE PROVIDED IN THIS LEASE, THE AIRCRAFT IS LEASED UNDER THIS LEASE “AS IS” AND LESSOR AND LESSEE EACH DISCLAIM ALL EXPRESS AND/OR IMPLIED WARRANTIES OF ANY KIND WHATSOEVER WITH RESPECT TO THE PHYSICAL CONDITION, MERCHANTABILITY OR FITNESS OF THE AIRCRAFT FOR ANY PARTICULAR USE OR PURPOSE. EXCEPT FOR THE WARRANTIES STATED IN THIS LEASE, LESSOR AND LESSEE AGREE THAT THEY HAVE NOT RELIED UPON ANY REPRESENTATION, EXPRESSED OR IMPLIED, BY THE OTHER OR ANYONE ACTING ON THE OTHER PARTY’S BEHALF, WITH RESPECT TO THE PHYSICAL CONDITION, MERCHANTABILITY OR FITNESS OF THE AIRCRAFT FOR ANY PARTICULAR USE OR PURPOSE.

20.2 To the extent consistent with applicable laws and regulations, each party shall be free to perform any or all of its duties hereunder through the use of subcontractors, agents, or other independent contractors.

20.3 Any notice required or permitted under this Lease shall be given in writing and shall be effective for all purposes if hand delivered to the party designated below or if sent by (a) certified or registered United States mail, postage prepaid; or (b) by expedited delivery service, either commercial or United States Postal Service, with proof of delivery, addressed as follows:

LESSOR:	M&JK Dream, LLC
Attn: Breslauer, Rutman & Anderson LLC
11400 W. Olympic Boulevard, Suite 550
Los Angeles, CA 90064

LESSEE:	DreamWorks Animation SKG, Inc.
Attn: Katherine Kendrick
1000 Flower Street
Glendale, CA 91201

or to such other address and person as shall be designated from time to time by Lessee or Lessor, as the case may be, in a written notice to the other in the manner provided for in this paragraph. The notice shall be deemed to have been given at the time of delivery if hand delivered, or in the case of registered or certified mail, three (3) business days after deposit in the United States mail, or if by expedited delivery, upon first attempted delivery on a business day. A party receiving notice which does not comply with the technical requirements for notice under this paragraph may elect to waive any deficiencies and treat the notice as having been properly given.

20.4 This Lease cannot be changed orally and constitutes the entire contract between the Lessor and the Lessee regarding the subject matter hereof. It shall not be modified or changed by any expressed or implied promises, warranties, guarantees, representations or other information unless expressly and specifically set forth in this Lease or any addendum thereto properly executed by Lessor and Lessee.

20.5 This Lease shall be governed by and construed in all respects in accordance with the laws of the State of California. Any dispute arising from or relating to this Lease, whether brought by Lessee or Lessor, shall be resolved by arbitration as set forth in Schedule 3 herein.

20.6 Time is of the essence in this Lease.

20.7 The parties agree that this Lease may be executed in any number of counterparts, each of which, when duly executed, whether by facsimile or otherwise, shall constitute an original hereof.

20.8 The parties shall keep a legible copy of this Lease in the Aircraft at all times.

ARTICLE TWENTY-ONE

TRUTH-IN-LEASING

21.1 TRUTH IN LEASING STATEMENT UNDER SECTION 91.23 OF THE FEDERAL AVIATION REGULATIONS.

(a)	LESSOR CERTIFIES THAT THE AIRCRAFT, A BOEING 737-7BC (BOEING BUSINESS JET), SERIAL NO. 30782, REGISTERED WITH THE FEDERAL AVIATION ADMINISTRATION AS N800KS, HAS BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91 DURING THE 12 MONTHS PRECEDING THE EXECUTION OF THIS LEASE AND THAT IT IS IN COMPLIANCE WITH APPLICABLE MAINTENANCE AND INSPECTION REQUIREMENTS.

(b)	LESSOR CERTIFIES THAT THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE DURING THE DURATION OF THIS LEASE.

(c)	LESSEE CERTIFIES THAT LESSEE, AND NOT LESSOR, IS CONSIDERED RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT WHEN OPERATED UNDER THIS LEASE DURING THE TERM HEREOF.

(d)	EACH OF LESSEE AND LESSOR CERTIFIES THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

(e)	LESSEE AND LESSOR UNDERSTAND THAT AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.

The “Instructions For Compliance with Truth-In-Leasing Requirements” attached as Schedule 2 hereto are incorporated herein by reference.

IN WITNESS WHEREOF, the parties hereto have executed this Lease effective as of the date first above written.

LESSOR:		LESSEE:

M&JK Dream, LLC		DreamWorks Animation SKG, Inc.

By:	Mickey Rutman	By:	Lewis Coleman
Title:	Vice President	Title:	President

SCHEDULE 1

Non-Exclusive Aircraft Sublease Agreement

Between

M&JK Dream, LLC

and

DreamWorks Animation SKG, Inc.

Dated as of June 11, 2008 (“Lease”)

(Boeing 737-7BC aircraft, S/N 30782, R/N N800KS)

For the first 45 hours of use each year (defined as a 12 month period commencing with the effective date or each anniversary date of this lease, as the case may be) the hourly rent will be One United States Dollar ($1.00) for each hour of use under this lease; for use thereafter during each such year, the hourly rent will be Eight Thousand Two Hundred United States Dollars ($8,200.00) for each hour of use under this Lease for flights with 1-10 passengers and Twelve Thousand Seven Hundred United States Dollars ($12,700.00) for each hour of use under this Lease for flights with more than 10 passengers. Such amounts paid by Lessee for its use of the aircraft shall be reduced by the amounts paid by Lessee for fuel and flight attendants in connection with Lessee’s use of the Aircraft.

SCHEDULE 2

INSTRUCTIONS FOR COMPLIANCE WITH

“TRUTH IN LEASING” REQUIREMENTS

1.	Mail a copy of the Lease to the following address via certified mail, return receipt requested immediately upon the execution of the Lease: (14 C.F.R. 91.23 requires that the copy be sent within twenty-four hours after it is signed.)

Federal Aviation Administration

Aircraft Registration Branch

ATTN: Technical Section

P.O. Box 25724

Oklahoma City, Oklahoma 73125

2.	Telephone or fax the nearest Flight Standards District Office at least forty-eight hours prior to the first flight under this Lease.

3.	Carry a copy of the Lease in the Aircraft at all times.

SCHEDULE 3

ARBITRATION

Any dispute between the Lessor and Lessee (collectively, the “Parties”) under this Agreement which is not resolved by mutual agreement shall be resolved solely by arbitration as follows:

1. Process. A Party may initiate the arbitration by written notice to the other Party stating that such controversy is subject to resolution in accordance with this Agreement. The site of the arbitration is to be Los Angeles, California. The rules of the American Arbitration Association (“AAA”) for commercial transactions are to apply, except as modified by this Agreement, and the AAA is not to supervise the arbitration or be paid fees.

2. Selection. The arbitration is to be conducted by one arbitrator. The arbitrator is to be a retired judge of the Los Angeles County, California, Superior Court selected by mutual agreement between the Party initiating the arbitration (the “Initiating Party”) and the other Party; provided that, if the Initiating Party and the other Party cannot mutually agree upon the arbitrator within a period of 10 days from the date the arbitration process is initiated, then the arbitrator is to be selected by the Presiding Judge of the Los Angeles County Superior Court. In this regard, the Initiating Party and the other Party are, on a timely basis, to submit to the Presiding Judge the names of three retired judges and the arbitrator is to be selected from such names.

3. Discovery. No interrogatories are to be permitted. Depositions are to be permitted, but no more than three for each party without a specific showing of necessity and approval by the arbitrator, and no single deposition is to extend for more than 7 hours during a one-day period without a specific showing of necessity and approval by the arbitrator. Requests for production of documents are to be responded to (or objected to) within 30 days and otherwise shall be in accordance with the applicable provisions of the California Code of Civil Procedure. The arbitrator is to establish reasonable time periods for each side in the dispute to provide a summary of the facts and statement of contentions, a list of witnesses appearing at the hearing and a list of exhibits to be presented at the hearing.

4. Final Award. The award of the arbitrator shall be rendered in writing and is to be final and binding upon the Parties, without appeal; provided that a Party may seek enforcement of the award by appropriate proceedings in a court of competent jurisdiction sitting in the State of California.

5. Rules. Notwithstanding the rules of the AAA, the arbitrator is to:

5.1 Procedural Rules. Establish the rules of procedure to be applicable to the arbitration proceedings (including discovery subject to the limitations set forth in this Schedule 3); however, no court reporter is to be permitted;

5.2 Fees. Be entitled to require each of the Initiating Party and the other Party to deposit an equal amount to be set off against the expenses and fees of the arbitrator; and

5.3 Attorneys Fees. Include in the award the amount of the costs of arbitration and attorneys’ fees to be assessed against the party (i.e., the Initiating Party or the other Party) who has lost the arbitration. If each Party has partly lost and partly won, the arbitrator may divide the costs and fees between the two Parties in accordance with the arbitrator’s best judgment or have each Party absorb their own respective share of costs and their own personal attorneys’ fees.

5.4 Waiver. The resolution of all disputes between the Parties by this arbitration process constitutes a waiver by each to a trial by jury or judge of the dispute as well as any appeal of the decision of the arbitrator; provided, however, that any Party may apply to a court of competent jurisdiction in the State of California for equitable relief pending arbitration, without waiving arbitration of the dispute. Notwithstanding the foregoing, Lessor hereby irrevocably waives any right to seek or obtain rescission, equitable or injunctive relief related to Lessee’s or its related entities’ production, distribution, license or exploitation of any motion picture, television program, commercial or other content; and Lessor’s sole and exclusive remedy in connection therewith shall be an action for damages.

SCHEDULE 1

Non-Exclusive Aircraft Sublease Agreement

Between

M&JK Dream, LLC

and

DreamWorks Animation SKG, Inc.

Dated as of June 11, 2008 (“Lease”)

(Boeing 737-7BC aircraft, S/N 30782, R/N N800KS)

[REDACTED VERSION FOR TRUTH-IN-LEASING FILING]